Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500
FOR IMMEDIATE RELEASE
CONTACT: Jared Filippone, CFA
Head of Investor Relations
investor.relations@wwwinc.com

WOLVERINE WORLDWIDE REPORTS
THIRD QUARTER 2026 RESULTS

ROCKFORD, Mich., November 12, 2026 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the third quarter ended October 3, 2026.

"We delivered a strong third quarter performance, led by our two largest brands and disciplined execution across the business," said Chris Hufnagel, President and Chief Executive Officer of Wolverine Worldwide. "This quarter, now our eighth consecutive quarter of growth, is further evidence that our transformation story is also a growth story – with continued earnings improvement and a healthier balance sheet providing us greater capacity to invest behind our brands and the opportunities we see ahead. While we continue to navigate a dynamic environment – based on our year-to-date results and our expectations for the final quarter of the year – we're raising our outlook for 2026."

THIRD QUARTER 2026 FINANCIAL HIGHLIGHTS

(in millions)	October 3, 2026	September 27, 2025	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:
Active Group	$387.8	$352.8	9.9%	10.2%
Work Group	$106.9	$105.9	0.9%	0.8%
Other	$10.7	$11.6	(7.8)%	(6.0)%
Total Revenue	$505.4	$470.3	7.5%	7.7%
Supplemental Revenue Information
Merrell	$178.2	$167.3	6.5%	6.8%
Saucony	$158.9	$133.1	19.4%	19.7%
Wolverine	$43.5	$45.3	(4.1)%	(4.1)%
Sweaty Betty	$41.4	$44.5	(7.0)%	(6.5)%
International	$271.2	$242.7	11.7%	12.1%
Direct-to-Consumer	$109.1	$106.8	2.2%	2.3%
Reported Financial Metrics
Gross Margin	54.6%	47.5%	710 bps
Operating Expenses	$186.4	$183.6	1.5%
Operating Margin	17.7%	8.4%	930 bps
Diluted Earnings Per Share	$0.78	$0.30	160.0%
Non-GAAP Financial Metrics
Adjusted Operating Expenses	$186.0	$180.2	3.2%
Adjusted Operating Margin	17.8%	9.1%	870 bps
Adjusted Diluted Earnings Per Share	$0.79	$0.36	119.4%
Constant Currency Adjusted Diluted Earnings Per Share	$0.75	$0.36	108.3%

During the third quarter of 2026, the Company received refunds of $35.3 million, including interest, related to International Emergency Economic Powers Act ("IEEPA") tariffs paid by the Company. As of October 3, 2026, $32.6 million was recorded as a reduction to cost of goods sold, $1.3 million was recorded as a reduction to interest expense, and $1.4 million was recorded as a reduction to inventory. In the third quarter of 2026, the IEEPA tariff refunds benefited gross margin, operating margin, and adjusted operating margin by approximately 640 basis points each and, net of tax, diluted earnings per share and adjusted diluted earnings per share by approximately $0.31 each.

Gross margin was 54.6% compared to 47.5% in the prior year.

Operating margin was 17.7% compared to 8.4% in the prior year, and adjusted operating margin was 17.8% compared to 9.1% in the prior year.

Diluted earnings per share was $0.78 compared to $0.30 in the prior year, and adjusted diluted earnings per share was $0.79 compared to $0.36 in the prior year.

BALANCE SHEET (October 3, 2026 as compared to September 27, 2025)

Cash and cash equivalents were $148 million, an increase of $14 million, or 10.6%.

Inventory was $278 million, a decrease of $14 million, or 4.9%.

Net Debt was $399 million, a decrease of $143 million, or 26.4%.

FULL-YEAR 2026 OUTLOOK
The Company's outlook reflects the impact of foreign currency and includes the benefit of IEEPA tariff refunds received in the third quarter. The Company's previous outlook did not include any benefit from IEEPA tariff refunds. Additionally, fiscal 2026 is a 52-week year and fiscal 2025 was a 53-week year, which will affect annual comparisons.

For fiscal year 2026, the Company currently expects:

•Revenue to be approximately $2.000 billion to $2.010 billion, representing growth of approximately 6.7% to 7.2% compared to 2025, constant currency growth of approximately 5.9% to 6.4%, and constant currency growth of approximately 6.6% to 7.2% excluding the impact of the 53rd week in 2025. This compares to the previous outlook for revenue of approximately $1.980 billion to $2.000 billion.
•Gross margin to be approximately 48.7%, up 140 basis points compared to 2025, including an approximate 170 basis point benefit from IEEPA tariff refunds. This compares to the previous outlook for gross margin of approximately 46.9%.
•Operating margin to be approximately 11.5%, up 350 basis points compared to 2025, and adjusted operating margin to be approximately 11.8%, up 280 basis points compared to 2025, each including an approximate 170 basis point benefit from IEEPA tariff refunds. This compares to the previous outlook for operating margin of approximately 9.5% and adjusted operating margin of approximately 9.9%.
•Effective tax rate to be approximately 19.0%. This compares to the previous outlook for effective tax rate of approximately 18.0%.
•Diluted earnings per share in the range of $1.88 to $1.92 and adjusted diluted earnings per share in the range of $1.95 to $1.99, each including an approximate $0.32 benefit from IEEPA tariff refunds. This compares to the previous outlook for diluted earnings per share in the range of $1.48 to $1.58 and adjusted diluted earnings per share in the range of $1.55 to $1.65.
•Diluted weighted average shares of approximately 82.5 million. This compares to the previous outlook for diluted weighted average shares of approximately 82.0 million.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results are non-GAAP measures. Adjusted financial results exclude legal settlement costs, environmental and other related costs net of recoveries, reorganization costs and financing transaction costs. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's prior period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance. The Company also presents constant currency revenue growth excluding the impact of the 53rd week of fiscal 2025, which further excludes revenue recognized in the 53rd week of fiscal 2025, because the Company believes it improves the comparability of a 52-week year to a 53-week year.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. ET to discuss these results and current business trends. The conference call will be broadcast live and accessible at investors.wolverineworldwide.com under the "Events & Presentations" section. A replay of the conference call will be available on the Company’s website shortly after the conclusion of the call and will remain accessible for approximately one year.

ABOUT WOLVERINE WORLDWIDE
Wolverine World Wide, Inc. (NYSE: WWW) is a global footwear and apparel company driven by a vision to Make. Every Day. Better. Founded in 1883, the Company builds and grows iconic brands including Merrell®, Saucony®, Wolverine®, Sweaty Betty®, Chaco®, Hush Puppies®, Stride Rite®, HYTEST®, and Bates®, along with footwear licenses for Cat® and Harley-Davidson®. Headquartered in Rockford, Michigan, the Company’s products are sold in approximately 170 countries and territories worldwide. For more information, visit www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s investment plans and the Company's outlook for 2026 including, among other results: reported and constant currency revenue; reported gross margin; reported and adjusted operating margin; reported and adjusted net earnings; reported and adjusted diluted earnings per share; diluted weighted average shares; effective tax rate; and the benefit of IEEPA tariff refunds. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, geopolitical conditions, employment rates, business conditions, interest rates, tax policies, and other factors affecting consumer spending and confidence in the markets and regions in which the Company’s products are sold; increases or changes in duties, tariffs, quotas or applicable assessment in countries of import and export; the inability for any reason to effectively compete in global footwear, apparel and direct-to-consumer markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; foreign currency exchange rate fluctuations; currency restrictions; supply chain and capacity constraints, production and distribution disruptions, including service interruptions at shipping and receiving ports, reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufacturers, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s direct-to-consumer operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions, potential economic slowdown and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; legal compliance and litigation risks, including with respect to federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and environmental effects on human health; risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses; risks related to stockholder activism; the risk of impairment to goodwill and other intangibles; the success of the Company's restructuring and realignment initiatives undertaken from time to time; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements whether as a result of new information, future events or otherwise.
# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended		Year-To-Date Ended
	October 3, 2026	September 27, 2025	October 3, 2026	September 27, 2025
Revenue	$505.4	$470.3	$1,469.4	$1,356.8
Cost of goods sold	229.3	247.1	740.2	713.5
Gross profit	276.1	223.2	729.2	643.3
Gross margin	54.6%	47.5%	49.6%	47.4%

Selling, general and administrative expenses	186.0	183.1	556.1	537.5
Environmental and other related costs (income), net of recoveries	0.4	0.5	2.2	4.5
Operating expenses	186.4	183.6	558.3	542.0
Operating expenses as a % of revenue	36.9%	39.0%	38.0%	39.9%

Operating profit	89.7	39.6	170.9	101.3
Operating margin	17.7%	8.4%	11.6%	7.5%

Interest expense, net	4.8	8.1	18.4	24.6
Other expense (income), net	0.2	(1.6)	(0.6)	(4.5)
Total other expenses	5.0	6.5	17.8	20.1
Earnings before income taxes	84.7	33.1	153.1	81.2

Income tax expense	17.6	6.8	30.7	12.7
Effective tax rate	20.7%	20.5%	20.0%	15.6%

Net earnings	67.1	26.3	122.4	68.5

Less: net earnings attributable to noncontrolling interests	1.3	1.2	5.2	4.5
Net earnings attributable to Wolverine World Wide, Inc.	$65.8	$25.1	$117.2	$64.0
Diluted earnings per share	$0.78	$0.30	$1.40	$0.76

Supplemental information:
Net earnings used to calculate diluted earnings per share	$64.2	$24.4	$114.4	$62.1
Shares used to calculate diluted earnings per share	82.1	81.7	81.9	81.2

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	October 3, 2026	September 27, 2025
ASSETS
Cash and cash equivalents	$148.1	$133.9
Accounts receivables, net	219.4	210.8
Inventories, net	278.2	292.5
Other current assets	70.1	79.6
Total current assets	715.8	716.8
Property, plant and equipment, net	75.0	84.8
Lease right-of-use assets	101.6	100.8
Goodwill and other indefinite-lived intangibles	607.0	610.3
Other noncurrent assets	177.9	193.9
Total assets	$1,677.3	$1,706.6

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$350.6	$368.9
Lease liabilities	36.6	34.9
Borrowings under revolving credit agreements	—	130.0
Total current liabilities	387.2	533.8
Long-term debt	547.4	546.4
Lease liabilities, noncurrent	100.7	110.8
Other noncurrent liabilities	108.1	124.6
Stockholders' equity	533.9	391.0
Total liabilities and stockholders' equity	$1,677.3	$1,706.6

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Year-To-Date Ended
	October 3, 2026	September 27, 2025
OPERATING ACTIVITIES
Net earnings	$122.4	$68.5
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization	15.8	20.3
Deferred income taxes	0.3	0.2
Stock-based compensation expense	21.1	18.4
Pension and SERP expense	—	(0.5)
Environmental and other related costs	(5.8)	(8.3)
Other	(7.2)	(7.4)
Changes in operating assets and liabilities	(73.0)	(97.4)
Net cash provided by (used in) operating activities	73.6	(6.2)

INVESTING ACTIVITIES
Additions to property, plant and equipment	(7.7)	(13.9)
Proceeds from company-owned insurance policy liquidations	0.2	2.2
Other	(0.3)	(1.2)
Net cash used in investing activities	(7.8)	(12.9)

FINANCING ACTIVITIES
Payments under revolving credit agreements	(398.0)	(355.0)
Borrowings under revolving credit agreements	323.0	415.0
Proceeds from company-owned insurance policies	(12.4)	—
Payments on long-term debt	—	(32.5)
Payments of debt issuance costs	—	(3.9)
Cash dividends paid	(25.3)	(25.0)
Employee taxes paid under stock-based compensation plans	(8.7)	(9.1)
Proceeds from the exercise of stock options	0.2	12.2
Net cash provided by (used in) financing activities	(121.2)	1.7

Effect of foreign exchange rate changes	(2.8)	(0.8)
Decrease in cash and cash equivalents	(58.2)	(18.2)

Cash and cash equivalents at beginning of the year	206.3	152.1
Cash and cash equivalents at end of the quarter	$148.1	$133.9

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q3 2026 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2026-Q3	Foreign Exchange Impact	Constant Currency Basis 2026-Q3	GAAP Basis 2025-Q3	Reported Change	Constant Currency Change
REVENUE
Active Group	$387.8	$0.9	$388.7	$352.8	9.9%	10.2%
Work Group	106.9	(0.2)	106.7	105.9	0.9%	0.8%
Other	10.7	0.2	10.9	11.6	(7.8)%	(6.0)%
Total	$505.4	$0.9	$506.3	$470.3	7.5%	7.7%

RECONCILIATION OF REPORTED OPERATING EXPENSES
TO ADJUSTED OPERATING EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	As Adjusted

Operating expenses - Fiscal 2026 Q3	$186.4	$(0.4)	$186.0

Operating expenses - Fiscal 2025 Q3	$183.6	$(3.4)	$180.2
(1)Q3 2026 adjustments reflect $0.4 million of environmental and other related costs net of recoveries. Q3 2025 adjustments reflect $2.9 million of reorganization costs and $0.5 million of environmental and other related costs net of recoveries.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted

Operating Profit - Fiscal 2026 Q3	$89.7	$0.4	$90.1

Operating margin	17.7%		17.8%

Operating Profit - Fiscal 2025 Q3	$39.6	$3.4	$43.0

Operating margin	8.4%		9.1%
(1)Q3 2026 adjustments reflect $0.4 million of environmental and other related costs net of recoveries. Q3 2025 adjustments reflect $2.9 million of reorganization costs and $0.5 million of environmental and other related costs net of recoveries.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2026 Q3	$0.78	$0.01	$0.79	$(0.04)	$0.75

EPS - Fiscal 2025 Q3	$0.30	$0.06	$0.36
(1)Q3 2026 adjustments reflect environmental and other related costs net of recoveries. Q3 2025 adjustments reflect reorganization costs, financing transaction costs and environmental and other related costs net of recoveries.

2026 GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED GUIDANCE,
REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS
GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Adjustments (1)	As Adjusted

Revenue - Fiscal 2026 Full Year	$2,000 - $2,010		$2,000 - $2,010

Gross Margin - Fiscal 2026 Full Year	48.7%		48.7%

Operating Margin - Fiscal 2026 Full Year	11.5%	0.3%	11.8%

Diluted EPS - Fiscal 2026 Full Year	$1.88 - $1.92	$0.07	$1.95 - $1.99

Fiscal 2026 Full Year Supplemental information:

Net Earnings	$160 - $163	$6	$166 - $169

Net Earnings used to calculate diluted earnings per share	$156 - $159	$6	$162 - $165

Shares used to calculate diluted earnings per share	82.5		82.5
(1)2026 adjustments reflect legal settlement costs and estimated environmental and other related costs net of recoveries.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if legal settlement costs, environmental and other related costs net of recoveries, reorganization costs and financing transaction costs were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core operating business results and to better identify trends in the Company's business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's prior period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. Reconciliations of all non-GAAP measures included in this press release to the most directly comparable GAAP measures are found in the financial tables above.